Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with Section 1, U.S.C., 1950, I, the undersigned Chairman of the Board and Chief Executive Officer of M.B.A. Holdings, Inc. (the "Company") hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Dated: September 16, 2002

                                        By /s/ Gaylen M. Brotherson
                                           -------------------------------
                                           Gaylen M. Brotherson
                                           Chairman of the Board and
                                           Chief Executive Officer